(10)(a)      Development Agreement among the Partnership, Epoch Properties, Inc.
              and the Canyon View Joint Venture and exhibits thereto (filed as Exhibit 10.2 to Amendment No. 1 to the Partnership's Registration
            Statement No. 33-02101, filed March 26, 1986 and incorporated herein by reference).

(10)(b) Development Agreement among the Partnership, Highland Properties, Inc. and exhibits thereto for the acquisition of the Broadmoor Pines Joint Venture (filed as Exhibit 10(b) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

(10)(c) Documents pertaining to the permanent loan for the Canyon View Joint Venture (filed as Exhibit 10(c) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1989 and incorporated herein by reference).

(10)(d) Documents pertaining to the permanent loan for the Broadmoor Pines Joint Venture (filed as Exhibit 10(d) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1989 and incorporated herein by reference).

(10)(e) Documents pertaining to the permanent loan refinancing for the Broadmoor Pines Joint Venture (filed as Exhibit 10(e) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1990 and incorporated herein by reference).

(10)(f) Agreement of Joint Venture of Casabella Associates dated September 27, 1990 (filed as Exhibit 10(f) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1990 and incorporated herein by reference).


(10)(g) Amended and Restated Joint Venture Agreement of Casabella I Joint Venture dated September 28, 1990 (filed as Exhibit 10(g) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1990 and incorporated herein by reference).

(10)(h) First Amendment to the Amended and Restated Joint Venture Agreement of Casabella I Joint Venture dated October 1, 1990 (filed as Exhibit 10(h) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1990 and incorporated herein by reference).

(10)(i) Documents pertaining to permanent loan for Casabella I Joint Venture (filed as Exhibit 10(i) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1990 and incorporated herein by reference).

(10)(j) Property Management Agreement between Canyon View Joint Venture and Berry and Boyle Residential Services dated August 1, 1990 (filed as Exhibit 10(j) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1990 and incorporated herein by reference).

(10)(k) Property Management Agreement between Broadmoor Pines Joint Venture and Berry and Boyle Residential Services dated August 1, 1990 (filed as Exhibit 10(k) to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1990 and incorporated herein by reference).

(10)(l) Amended and Restated Joint Venture Agreement of the Casabella Joint Venture dated April 22, 1991, filed as Exhibit 10(f) to the Annual Report on Form 10K for the year ended December 31, 1991 for Berry and Boyle Development Partners III and incorporated herein by reference.

(10)(m) Documents pertaining to the $7,320,000 permanent loan for Casabella Joint Venture filed as Exhibit 10(g) to the Annual Report on Form 10K for the year ended December 31, 1991 for Berry and Boyle Development Partners III and incorporated herein by reference.

(10)(n) Partnership Merger Agreement dated April 22, 1991 between Casabella I Joint Venture and Casabella Joint Venture filed as
              Exhibit 10(h) to the Annual Report on Form 10K for the year ended December 31, 1991 for Berry and Boyle Development Partners III and incorporated herein by reference.

(10)(o)    Documents pertaining to the permanent loan refinancing for the Canyon
              View Joint Venture.

(10)(p) Documents pertaining to the permanent loan refinancing for the Casabella Joint Venture filed as Exhibit 10(i) to the Annual Report on Form 10K for the year ended December 31, 1992 for Berry and Boyle Development Partners III and incorporated herein by reference